UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 28, 2012
Date of Report (Date of earliest event reported)
NOVATION COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2114 Central Street, Suite 600, Kansas City, MO 64108
(Address of principal executive offices) (Zip Code)
(816) 237-7000
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Item 4.01. Changes in Registrant's Certifying Accountant

(a) Dismissal of Previous Independent Accounting Firm

On June 28, 2012, Novation Companies, Inc. (the “Company”), as approved by the Audit Committee of the Board of Directors (the “Audit Committee”), dismissed Deloitte & Touche LLP (“Deloitte”) as the Company's principal independent registered public accounting firm.

During the Company's two most recent fiscal years ended December 31, 2010 and 2011 and from January 1, 2012 through June 28, 2012, there were no disagreements between the Company and Deloitte on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte's satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company's consolidated financial statements for the relevant years.

As previously disclosed, during the first, second and third quarters of 2010, management identified a material weakness in internal control over financial reporting associated with the Company's segregation of duties related to the preparation and review of the financial statements and disclosures. The Company has authorized Deloitte to respond fully to the inquiries of the Company's new independent registered public accountants concerning the subject matter of the material weakness. Other than the matters associated with the material weakness, there were no reportable events, as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K, during the fiscal years ended December 31, 2010 and 2011 and from January 1, 2012 through June 28, 2012.

The audit reports of Deloitte on the consolidated financial statements of the Company as of December 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company furnished a copy of the above disclosure to Deloitte and requested that Deloitte provide a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of the letter from Deloitte dated July 5, 2012 is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Accounting Firm

On June 28, 2012, the Audit Committee approved the engagement of Grant Thornton LLP (“Accounting Firm”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012. During the Company's two fiscal years ended December 31, 2011 and 2010 and through June 28, 2012, neither the Company, nor anyone on its behalf, consulted with Accounting Firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements; and as such, no written report or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issues; or (ii) or any matter that was either the subject of a disagreement or a reportable event.

Item 9.01     Financial Statements and Exhibits
Exhibit 16.1    Letter to Securities and Exchange Commission from Deloitte & Touche LLP dated July 5, 2012

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVATION COMPANIES, INC.

DATE: July 5, 2012	/s/ Rodney E. Schwatken
Rodney E. Schwatken
Senior Vice President, Chief Financial Officer, Treasurer and Secretary